ARCIMOTO

Driving the Future Forward

Arcimoto Analyst & Investor Day

May 30, 2023

Forward-Looking Statements

Except for historical information, all of the statements, expectations, and assumptions contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict and include, without limitation, our expectations as to product deliveries, the establishment of our service and delivery network and our expected rate of production. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the SEC. In addition, such statements could be affected by risks and uncertainties related to, among other things: our ability to manage the distribution channels for our products, including our ability to successfully implement our rental strategy, direct to consumer distribution strategy and any additional distribution strategies we may deem appropriate; our ability to design, manufacture and market vehicle models within projected timeframes given that a typical vehicle consists of thousands of unique items and we can only go as fast as the slowest item; our inexperience to date in manufacturing vehicles at the high volumes that we anticipate; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; the number of reservations and cancellations for our vehicles and our ability to deliver on those reservations; unforeseen or recurring operational problems at our facility, or a catastrophic loss of our manufacturing facility; our dependence on our suppliers; changes in consumer demand for, and acceptance of, our products: changes in the competitive environment, including adoption of technologies and products that compete with our products; the overall strength and stability of general economic conditions and of the automotive industry more specifically; changes in laws or regulations governing our business and operations; costs and risks associated with potential litigation; and other risks described from time to time in periodic and current reports that we file with the SEC. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, we do not undertake any obligation to update any forward-looking statements.

Presenting Today



Chris Dawson
Chief Executive Officer

Introduction / Vision
Financial Highlights



Jesse Fittipaldi
President

Go-to-Market
Strategy



Dwayne Lum
Chief Operating Officer

Product Overview
& Key Metrics

At a Glance: Re-Focus


ARCIMOTO

1. Refocus on our core products - reduced key initiatives
2. Reduction in overall burn while maintaining the right outputs
3. Pathway to profitability
4. Delivering on our commitments

At a Glance: Re-Focus

122

Current Employees down from 324

4

Distinct SKUs Down from 7

12

Capital Intensive Programs Cut

At a Glance: Turnaround

- Intense focus on our flagship product offering - 3 quarters of sales growth
- Reduced IFR by 50% from Q2 through Q4 production builds
- Direct customer feedback inputs driving features & improvements
- Streamlined configuration options for improved order and production flow
- Increasing ASP, Decreasing Materials Cost and Stabilized MoH
- Realigned Leadership Team and Re-Focused Organization

$23k
ASP Increase

50%
Reduction in Warranty Claims

Leadership Team



Chris Dawson
Chief Executive Officer



Jesse Fittipaldi
President



Dwayne Lum
Chief Operating Officer



John Dorbin
Chief Legal Counsel



Melissa Ward
Chief People Officer



Chris Cook
Chief Financial Officer

Customer Distribution

>600

Vehicles on US Roadways

>1M

Miles Driven by Owners



Bellingham
Tonasket
Calgary
OLYMPIA
Harrison
Winnipeg
ONTARIO
QUEBEC
Dallas
Walla Walla
The Dalles
Salem
Bend
Eagle point
BEND
Ketchum
MONTANA
NORTH DAKOTA
Mount Shasta
Redding
IDAHO
SOUTH DAKOTA
Sioux Falls
Talmage
Incline Village
Salt Lake City
WYOMING
San Francisco
Novato
Minden
Fresno
Denver
NEBRASKA
IOWA
Danville
Aromas
Las Vegas
MESQUITE
United States
KANSAS
MISSOURI
Morro Bay
Costa Mesa
Overgaard
san diego
Peoria
Los Angeles
Mesa
Encinitas
Tucson
Queen Creek
Green Valley
Gulf of California
OKLAHOMA
Lucas
ARKANSAS
Dallas
Livingston
TEXAS
Houston
San Antonio
Monterrey
Mexico
Gulf of Mexico
Sturgeon Bay
WISCONSIN
Getzville
Wyoming
Chicago
ILLINOIS
Mooresville
McMinnville
WEST VIRGINIA
Canfield
Jonesboro
Grovetown
Montgomery
Braselton
MISSISSIPPI
Shalimar
Ponte Vedra Beach
Gulf Breeze
The Villages
Coram
Palm Coast
deland
Miami
Oldsmar
Palm beach gardens
marco island
Key West
Ottawa
Montreal
MAINE
NB
Endicott
Pawtucket
Boston
Orwigsburg
New Canaan
Smithsburg
Ridgefield
Woodbridge
Clairton
Haverford
Manassas
BELLE HAVEN
Barhamsville

ARCIMOTO

At a Glance: Path to Profit

66%

Reduction in Burn And Holding

%

Margin on Material in the Fall

GM

Continue on to Gross Margin Through Volume



Delivery & Service

- **Direct to Consumer Sales Model - 2.5% Conversion rate on qualified leads**
- **Exploring Dealer Model - focus on California and Texas**
- **Arcimoto Fleet and DHL for National coverage**
- **Service Partners: Midas Service, EV Garage. Programs to support new regions.**



ARCIMOTO Delivery & Service
3rd Party Mobile Service
3rd Party Mobile & Tow Service
WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
AK
HI

FUV



MSRP: $19,900

DELIVERATOR


ARCIMOTO
100% ELECTRIC

MSRP: $25,000

RAPID RESPONDER


arcimoto.com

MUV


ARCIMOTO

MSRP: $23,500


ARCIMOTO

MSRP: $25,000

The Arcimoto EV Platform


ARCIMOTO
100% ELECTRIC

19.2kW Lithium-Ion

75 MPH

173.7 MPGe

102 Mile Range(City)



Daily Driver/Recreation


ARCIMOTO

Modular Load Space


ARCIMOTO
100% ELECTRIC

Low Maintenance/Greater Profits


arcimoto.com

Quicker Response Time


FACTION




Worldwide Services
ups
SOUTHCORE FINANCIAL CENTRE
GATE 4
GATE 3
Bremner




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Cost-Saving Engineering Updates



22%
COST DOWN
<1000 Units

37%
COST DOWN
>10,000 Units

Industry Applications and Market Opportunities

- Grab n Go
- Mobile Kiosk
- Returns
- Commuting
- Vehicle on Demand
- Campus Mail
- Housekeeping
- Catering
- Food Delivery
- Packages
- Recreation
- Security
- Maintenance
- Landscaping
- Beverages
- Events
- Stock Balance
- Rental / Rev Share
- 1st Responder
- Flight Line
- Back Lot Cargo

Market / Timing

Delivery replacing retail for wide variety of goods and consumables.

Trend towards more micro or nano warehousing deliveries in urban and suburban areas

Partners

Market leaders for design, engineering, testing and components to ensure quality, reliability and scalability



Novel products can do astonishing things while changing the game

Innovations

Modularity allows customers to build solutions to suit their business needs while enabling us to address emerging needs rapidly

The vehicle as an integral part of the order / delivery system

Customers

Voice of customer - across multiple segments - to define product features has also created early adopter opportunities

Market Research*: 2 year-Primary Focus

	Annual Revenue Projection	Arcimoto Revenue Projection
Minimobility	$80 Billion	$360 Million
Powersports	$34 Billion	$157 Million
Last Mile	$82 Billion	$186 Million
Total	$196 Billion	$703 Million

Arcimoto revenue calculated by addressing 10% of serviceable market then converting 5% of the addressed market. *Third party research.

Sales Funnel: Generating Leads From Ads and Events



Lead: ~$8 per lead

Customer information is collected and nurtured through direct contact, newsletters, targeted emails, phone campaigns, ads, and scheduled test drives

Customer: ~2.5% conversion

Customer has configured a vehicle and deposit is received. Ideally, a delivery date is schedule

Owner: ~90% conversion

Customer has taken delivery of vehicle

EUGENE, OR


Occupied
Starting Construction 2024
Starting Infill 2024
Starting Construction 2024
Starting Construction 2023
W. 3RD AVE
BUILDING A
148,270 SF A&B
BUILDING B
BUILDING C
14,997 SF
BUILDING D
12,465 SF
BUILDING H
28,950 SF
(Phase I and II)
Phase II
Phase I
BUILDING E1
4,465 SF
COVERED AREA
11 TRUCKS WB-67, 14' O.C.
FUTURE BUILDING F
MAIN ENTRY
MAIN PARKING
FUV PARKING
ALMADEN STREET
TL 7500
TL 7400
TL 1500
241.49

ARCIMOTO 'RAMP' FACTORY

CURRENT MAX CAPACITY

- **250K Sq Ft on 10 acre campus**
- **Approximately 7500 units a year w/ minimal capital investment**
- **Approximately $180M Revenue per year**

Production Numbers

CURRENT STATS

- 16.6 production days/mo without overtime
- 3 units/Shift/day current build rate to match sales targets
- 65% In-House Content

NEAR TERM FOCUS

- Install Paint-Line
- 24x7 Operation 7 units/shift within striking distance
- Increase End-Item counts for enhanced production line efficiencies



1Q Comparison

Restructuring Strategy Results

	1Q'2023	1Q'2022	% Change
Revenue	$1,353	$650	108%
Material Cost	$1,322	$997	33%
MFG OH	$1,624	$3,050	-47%
Total Cost of Goods Sold	**$2,946**	**$4,047**	**-27%**
Total Gross Profit	-$1,593	-$3,397	53%
Gross Margin	***-118%***	***-523%***	***77%***
Operating Expense			
. R&D	$1,016	$3,907	-74.0%
. Sales & Marketing	$1,434	$2,929	-51.0%
. G&A	$3,813	$2,699	41.3%
Total OpExp	**$6,263**	**$9,535**	**-34.3%**
Operating Income	**-$7,856**	**-$12,932**	**39.3%**



Gross Margin and Units by Quarter
Units Delivered
700
600
500
400
300
200
100
0
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
-100.0%
-120.0%
Gross Margin
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
Units
Gross Margin

2.4k

Build Plan 2024

Projected Guidance

7.5k

Build Plan 2025

Profit & Loss Statement ($ in 000's)						
Analysis Date	2022	2023	2024	2025	2026	2027
Revenue						
FUV	5,327	$9,000	$53,400	$160,175	$205,000	$399,750
RENT	243	432	810	837	837	864
TMW	987	774	3,150	5,000	10,000	9,975
Used FUV		605	–	–	–	–
Other/Outside Services		1,100	–	–	–	–
Total Revenue	$6,557	$11,911	$57,360	$166,012	$215,837	$410,589
Material Cost						
FUV	4,901	9,234	45,950	128,735	164,749	329,498
RENT	801	530	333	333	333	333
TMW	768	599	2,052	3,000	5,940	6,175
Used FUV		550	–	–	–	–
Other/Outside Services	2,674	100	–	–	–	–
Manufacturing Overhead						
FUV	14,110	6,357	6,992	7,692	8,845	10,172
Total Cost of Goods Sold (includes MFG OH)	$23,254	$17,369	$55,327	$139,759	$179,867	$346,178
(=) Gross Margin						
FUV	(13,684)	(6,591)	458	23,748	31,406	60,080
RENT	(558)	(98)	477	504	504	531
TMW	219	176	1,098	2,000	4,060	3,800
Used FUV	–	55	–	–	–	–
Other/Outside Services	(2,674)	1,000	–	–	–	–
Total Gross Profit	($16,697)	($5,458)	$2,033	$26,253	$35,970	$64,411
Gross Margin %	(254.6%)	(45.8%)	3.5%	15.8%	16.7%	15.7%
(-) Operating Expenses						
R&D	18,933	4,405	4,946	5,088	5,851	6,436
S&M	11,191	5,542	8,325	10,067	11,520	12,639
G&A	12,344	9,568	10,440	10,920	12,432	13,590
Total Operating Expenses	$42,468	$19,515	$23,711	$26,075	$29,803	$32,666


ARCIMOTO
arcimoto.com

ARCIMOTO